                                                                   Exhibit 10.23

                                                                       2.6.c.(3)

[BANK OF AMERICA LOGO]

May 23, 2003

Wells Fargo Bank Minnesota,
  National Association, not
  individually but as Eligible Lender
  Trustee for the benefit of Nelnet
  Education Loan Funding, Inc.
Sixth and Marquette
Minneapolis, Minnesota 55479

Re:      Our Irrevocable Letter of Credit No. 3056037
         Amount $50,000,000.00 U.S. Funds

Gentlemen:

We hereby establish, at the request and for the account of Nelnet, Inc., a Nevada corporation (the "COMPANY"), in your favor, our Irrevocable Letter of Credit, numbered as indicated above, in the amount of and not to exceed Fifty Million Dollars ($50,000,000.00) U.S. Funds (the "AVAILABLE AMOUNT"), available to you by your sight draft drawn upon us for said amount or less, effective immediately.

Each draft drawn under this Letter of Credit must:

         1.       Be signed on your behalf;

         2. Bear on its face the clause, "Drawn under Bank of America, N.A. Letter of Credit No. 3056037 dated May 23, 2003";

         3.       Be accompanied by each of the following:

                  (A) The statement signed on your behalf, worded as set forth on Exhibit A-1 attached hereto;

                  (B) The statement signed by an officer of Nelnet Education Loan Funding, Inc. ("NELF"), worded as set forth on Exhibit A-2 attached hereto;

                  (C) The Closing Certificate signed by an officer of NELF, worded as set forth on Exhibit B attached hereto;

                  (D) The Blanket Endorsement to Student Loan Promissory Notes signed by Beneficiary, worded as set forth on Exhibit C attached heteto;

                  (E) The Bill of Sale signed by Beneficiary, worded as set forth on Exhibit D attached hereto; and

                  (F) Opinion of counsel signed by Perry, Guthery, Haase & Gessford, P.C., L.L.O., worded as set forth on Exhibit E attached hereto.

  Wells Fargo Bank Minnesota,
  National Association, not
  individually but as Eligible Lender
  Trustee for the benefit of Nelnet
  Education Loan Funding, Inc.
May 23, 2003
Page 2.

The Draft and Drawing certificates which otherwise conform to the terms and conditions hereof shall be deemed to be properly presented if presented to us at the address, in the manner and on or before the appropriate time specified under Special Conditions, Paragraph 1.

We hereby engage with the drawer that the draft drawn in conformity with the terms of this Letter of Credit will be duly honored on presentation.

SPECIAL CONDITIONS:

         1. Time of Drawings. Demand for payment may be made by you under this Letter of Credit by original documentation at any time prior to 5:00 P.M., Pacific Standard time, on the Expiration Date, during our business hours at our office located at 333 Beaudry Avenue, Los Angeles, California 90017 (Attention:
Standby Letter of Credit Department) on a Business Day (as hereinafter defined). "BUSINESS DAY" means any day on which banking institutions in the states of Nebraska, Texas, and California are not required or authorized by law to close.

         2. Method of Payment. Payments made in accordance with Paragraph 1 under Special Conditions shall be made by federal reserve wire transfer to Beneficiary, at Wells Fargo Bank Minnesota, National Association, ABA No. 121000248, Credit Account No. 0001038377, FFC: Nelnet A/C 14706400.

         3. Amount Available for Drawing. This Letter of Credit is issued in an aggregate amount of $50,000,000.00 U.S. Dollars.

         4. Expiration. This Letter of Credit shall expire on May 21, 2004 (the "EXPIRATION DATE").

GENERAL CONDITIONS:

         1. Drawings. Only one drawing may be made under this Letter of Credit.

         2. Governing Law and Customs. Except so far as otherwise expressly stated, this Letter of Credit is subject to the "International Standby Practices 1998," ("Isp98"), subject to applicable laws. This Letter of Credit shall be deemed to be made under the laws of the State of Nebraska and, as to matters not governed by the ISP98, shall to governed by and construed in accordance with the laws of such state.

  Wells Fargo Bank Minnesota,
  National Association, not
  individually but as Eligible Lender
  Trustee for the benefit of Nelnet
  Education Loan Funding, Inc.
May 23,2003
Page 3,

         3.       Transferability. This Letter of Credit is not transferable.
                  ---------------

         4.       Irrevocability. This Letter of Credit is irrevocable.
                  --------------

         5. COMPLETE AGREEMENT. This Letter of Credit sets forth in full the terms of our undertaking. Reference in this Letter of Credit to other documents or instruments is for identification purposes only and such reference shall not modify or affect the terms hereof or cause such documents or instruments to be deemed incorporated herein.

                                           BANK OF AMERICA, N.A.

                                           By: /s/ Hermann J. Schutterle
                                               ---------------------------------
                                               Name:   Hermann J. Schutterle
                                               Title:  Assistant Vice President

                                           By: /s/ Rose T. Agustin
                                               ---------------------------------
                                               Name:  Rose T. Agustin
                                               Title: Officer

                                 Exhibit A-1 to
                          Letter of Credit No. 3056037
                dated May 23, 2003 issued by Bank of America, N.A.
                     in favor of Wells Fargo Bank Minnesota,
                 National Association, not individually, but as
                   Eligible Lender Trustee for the benefit of
                       Nelnet Education Loan Funding, Inc.

                             Beneficiary Certificate
                             -----------------------

Re:      Bank of America, N.A.
         Letter of Credit No. 3056037
         Date:__________________

The undersigned, a duly authorized officer of Wells Fargo Bank Minnesota, National Association, not individually, but as Eligible Lender Trustee on behalf of Nelnet Education Loan Funding, Inc. (the "Beneficiary"), hereby certifies to Bank of America, N.A. (the "Issuing Bank"), with reference to the Letter of Credit identified above, issued by the Issuing Bank in favor of the Beneficiary, that:

         1. Nelnet, Inc. ("Nelnet") and Nelnet Education Loan Funding, Inc. ("NELF"), have entered into the Loan Purchase Agreement dated as of May 23, 2003 (the "Purchase Agreement") and the Standby Student Loan Purchase Agreement dated May 23, 2003 (the "Standby Purchase Agreement"; and together with the Purchase Agreement, the "Loan Purchase Agreements").

         2. The amount of the sight draft accompanying this certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Letter of Credit and the Loan Purchase Agreements.

         3. The undersigned has not received notice that the Opinion of Perry, Guthery, Haase & Gessford, P.C., L.L.O., dated May 23, 2003 in the form set forth as Exhibit E to the Letter of Credit has been withdrawn.

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate as of the _____ day of___________,_____.

                                           WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, not individually, but as
                                           Eligible Lender Trustee on behalf of
                                           Nelnet Education Loan Funding, Inc.

                                           By __________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                 Exhibit A-2 to
                          Letter of Credit No. 3056037
               dated May 23, 2003 issued by Bank of America, N.A.
                     in favor of Wells Fargo Bank Minnesota,
                 National Association, not individually, but as
                   Eligible Lender Trustee for the benefit of
                       Nelnet Education Loan Funding, Inc.

                 Nelnet Education Loan Funding, Inc. Certificate
                 -----------------------------------------------

Re:      Bank of America, N.A.
         Letter of Credit No. 3056037
         Date: _________________

The undersigned, a duly authorized officer of Nelnet Education Loan Funding, Inc. ("NELF"), hereby certifies to Bank of America, N.A. (the "ISSUING BANK"), with reference to the Letter of Credit identified above, issued by the Issuing Bank in favor of Wells Fargo Bank Minnesota, National Association, not individually, but as Eligible Lender Trustee on behalf of NELF, that:

         1. NELF is a party to the Loan Purchase Agreement dated as of May 23, 2003 (the "PURCHASE AGREEMENT") and the Standby Student Loan Purchase Agreement dated May 23, 2003 (the "STANDBY PURCHASE AGREEMENT"; and together with the Purchase Agreement, the "LOAN PURCHASE AGREEMENTS") each between NELF and Nelnet, Inc.

         2. The amount of the sight draft accompanying this certificate does not exceed the aggregate principal amount of, and accrued and unpaid interest on the FFELP Loans as of the Purchase Date (as defined in the Standby Purchase Agreement), which are Eligible Loans (as defined in the Purchase Agreement) whose stated maturity as of the date hereof exceeds December 1, 2015 (the "SUBJECT LOANS").

         3. Except as provided for in the Loan Purchase Agreements, NELF has demanded that Nelnet, Inc. purchase the Subject Loans, which demand in all respects complied with the Loan Purchase Agreements, and Nelnet, Inc., following all grace periods, if any, provided for in the Loan Purchase Agreements, has failed to purchase the Subject Loans in compliance with the Loan Purchase Agreements.

         4. All conditions precedent to purchase set forth in the Loan Purchase Agreements have been complied with as set forth in the Loan Purchase Agreements and title to the Subject Loans has been transferred to Issuing Bank.

         5. All right, title and interest in the Subject Loans are being transferred to Issuing Bank, free and clear of all liens, security interests, and other encumbrances.

         6. The amount of the sight draft accompanying this certificate does not exceed the amount permitted to be drawn under the Letter of Credit in accordance with the Letter of Credit and the Loan Purchase Agreements.

IN WITNESS WHEREOF, NELF has executed and delivered this certificate as of the ___ day of _______________, _____.

                                             NELNET EDUCATION LOAN FUNDING, INC.

LETTER OF CREDIT1                                EXHIBIT A-2 to Letter of Credit
                                                 -------------------------------

  Wells Fargo Bank Minnesota,
  National Association, not
  individually but as Eligible Lender
  Trustee for the benefit of Nelnet
  Education Loan Funding, Inc.

  Education Loan Funding, Inc.
May 23, 2003
Page 3

                                                  By: /s/ Terry J. Heimes
                                                      --------------------------
                                                  Name:  Terry J. Heimes
                                                  Title: President

                                   Exhibit B to
                           Letter of Credit No. 3056037
               dated May 23, 2003 issued by Bank of America, N.A.
                     in favor of Wells Fargo Bank Minnesota,
                 National Association, not individually, but as
                   Eligible Lender Trustee for the benefit of
                       Nelnet Education Loan Funding, Inc.

                               Closing Certificate

Re:      Bank of America, N.A.
         Letter of Credit No. 3056037
         Date:_________________

         This Closing Certificate ("Certificate") is made by Nelnet Education Loan Funding, Inc. ("SELLER"), to and for the benefit of Bank of America, N.A.

         WHEREAS, Nelnet, Inc. and Seller entered into that Loan Purchase Agreement dated as of May 23, 2003 (the "PURCHASE AGREEMENT") and Nelnet, Inc. and Seller, entered into the Standby Student Loan Purchase Agreement dated as of May 23, 2003 (together with the Purchase Agreement, the "LOAN PURCHASE AGREEMENTS"). All capitalized terms used hereby and not otherwise defined shall have the meanings assigned thereto in the Loan Purchase Agreements.

         NOW, THEREFORE, Seller represents, warrants, and to Bank of America, N.A. as follows:

         1. Definitions. All capitalized terms in this Closing Certificate shall have the same meanings given to them in the Loan Purchase Agreements, unless otherwise specifically stated herein.

         2. Purchase of Eligible Loans. The Seller, by and through the Trustee, hereby sells to Bank of America, N.A. a portfolio of Eligible Loans identified in the Loan Transfer Schedule attached hereto, having an aggregate outstanding principal balance of $__________________ with accrued interest thereon as of ______________[insert date which is seven business days after the date of this Certificate) of $___________________ (the "CURRENT PURCHASE PORTFOLIO").

         3. Representations and Warranties. The Seller hereby reconfirms all the representations and warranties set forth in the Loan Purchase Agreements as of the date hereof.

         4. Additional Certifications. The Seller does hereby certify that the following documents, where applicable to each FFELP Loan (as defined in the Loan Purchase Agreements), have heretofore been furnished to Bank of America, N.A. in accordance with subsection 4(d) of the Purchase Agreement:

                  Department of Education application or Guarantee Agency
                       application, as supplemented
                  Interim note(s) for each Loan that is not an MPN Loan
                  Payout note(s) for each Loan that is not an MPN Loan Disclosure and Loan information statement
                  Certificate of Insurance and Contract of Insurance with
                       respect to each Insured Loan (or certified copy thereof)
                  Guarantee Agreement, Agreement for Participation in the
                       Guaranteed Loan Program and Notification of Loan

LETTER OF CREDIT1                                  Exhibit B to Letter of Credit
                                                   -----------------------------

         Approved by the Guarantee Agency with respect to each Guaranteed
              Loan (or certified copy thereof)
         Any other documentation held by the Seller relating to the history of such Eligible Loan
         Secretary of Education and Guarantee Agency Loan Transfer Statements Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto Evidence of Loan disbursement
         Any other document required to be submitted with a claim to the Guarantee Agency.

         A. Any information furnished by the Seller to Bank of America, or Bank of America's agents with respect to a FFELP Loan, including the Loan Transfer Schedule attached hereto, is true, complete and correct.

         B. The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice, lapse of time or the occurrence or failure to occur of any act or event could be asserted and maintained by the borrower against the owner thereof. The Seller shall have taken all reasonable actions to assure that no maker of a FFELP Loan has or may acquire a defense to the payment thereof. If the Higher Education Act permits Seller to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder bears interest at a rate lower than the applicable rate of interest, except as provided in Seller's standard borrower benefit programs.

         C. Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

         D. Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and the Loan Purchase Regulations and is an Eligible Loan, as that term is defined in the Loan Purchase Agreements.

         E. The Trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "Eligible Lender" under the Higher Education Act, and the Seller has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

         F. The Trustee on behalf of Seller is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description.

         G. Each FFELP Loan is either Insured or Guaranteed; such Insurance or Guarantee, as the case may be, is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to the Secretary of Education or a Guarantee Agency, as the case may be, have been or will be paid in full by the Seller, and none of the FFELP Loans has at any time been tendered to either the Secretary of Education or any Guarantee Agency for payment.

LETTER OF CREDIT1                                  Exhibit B to Letter of Credit
                                                   -----------------------------

         H. There are no circumstances or conditions with respect to any FFELP Loan, the borrower thereunder or the creditworthiness of said borrower that would reasonably cause prudent private investors to regard any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof, the insurance thereof and any applicable Guarantee.

         I. Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

         J. The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Loan Purchase Agreements; the execution and delivery of the Loan Purchase Agreements, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Loan Purchase Agreements do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under the Loan Purchase Agreements and the Loan Purchase Agreements constitute a valid and binding obligation of the Seller enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

         K. The Seller is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

         L. The Seller and any independent servicer have each exercised due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and the Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Certificate. The Seller shall be solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from Bank of America.

         M. With respect to all Insured Eligible Loans being acquired, Insurance is in effect with respect thereto; the applicable Contract and Certificates of Insurance are valid and binding upon the parties thereto in all respects; and the Seller is not in default in the performance of any of its covenants and agreements made in respect thereof.

         N. With respect to all Guaranteed Eligible Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects; and the Seller is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

         O. The Seller does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a

LETTER OF CREDIT1                                  Exhibit B to Letter of Credit
                                                   -----------------------------
student or his family maintain a business relationship with the Seller, except as may be permitted under applicable laws or (ii) discriminate on the basis of race, sex, color, creed or national origin.

         P. The FFELP Loans are a representative sample of all student loans held by the Seller with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrower to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

         Q. Each instrument transferred to Bank of America in connection with the drawing under the Letter of Credit is a FFELP Loan which constitutes an Eligible Loan.

         R. No promissory note evidencing an Eligible Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.

         S. Except as may have been disclosed by the UCC lien search required by Section 4(f) of the Purchase Agreement, no other financing statements or assignment filings naming the Seller as debtor or assignor under its legal name or trade names has been filed.

         T. The fair salable value of the assets on a going concern basis of the Seller and its subsidiaries, on a consolidated basis, as of the time of each sale of FFELP Loans hereunder is in excess of the total amount of their liabilities.

                                                  NELNET EDUCATION LOAN FUNDING,
                                                  INC.

                                                  By: /s/ Terry Heimes
                                                      --------------------------
                                                  Title: President

cc: MBIA Insurance Corporation

LETTER OF CREDIT1                                  Exhibit B to Letter of Credit

                             LOAN TRANSFER SCHEDULE

                                  Exhibit C to
                          Letter of Credit No. 3056037
                dated May 23, 2003 issued by Bank of America, N.A.
                     in favor of Wells Fargo Bank Minnesota,
                 National Association, not individually, but as
                   Eligible Lender Trustee for the benefit of
                       Nelnet Education Loan Funding, Inc.

                             BLANKET ENDORSEMENT OF
                         STUDENT LOAN PROMISSORY NOTES

Re:      Bank of America, N.A.
         Letter of Credit No. 3056037
         Date:________________________

         The undersigned ("SELLER"), by execution of this instrument, hereby endorses all promissory notes to Bank of America, N.A. (the "PURCHASER"). This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Loan Purchase Agreement. All right, title, and interest of Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to Bank of America, N.A.

         This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the Promissory Notes and related documentation acquired by Bank of America, N.A., or by attaching this instrument to the loan ledger schedule, Bank of America, N.A., may require or deem necessary.

         Dated this_____day of___________, ____.

                               Wells Fargo Bank Minnesota, National Association, not individually, but as Eligible Lender Trustee on behalf of Nelnet Education Loan Funding, Inc.

                               By: ___________________________________________
                               Title: ________________________________________

                                  Exhibit D to
                          Letter of Credit No. 3056037
                dated May 23, 2003 issued by Bank of America, N.A.
                     in favor of Wells Fargo Bank Minnesota,
                 National Association, not individually, but as
                   Eligible Lender Trustee for the benefit of
                       Nelnet Education Loan Funding, Inc.

                                  BILL OF SALE

Re:      Bank of America, N.A.
         Letter of Credit No. 3056037
         Date: __________________

FOR VALUE RECEIVED, Wells Fargo Bank Minnesota, National Association, not individually, but as Eligible Lender Trustee on behalf of Nelnet Education Loan Funding, Inc. (the "SELLER") does hereby grant, sell, assign, transfer and convey to Bank of America, N.A., all right, title and interest of the Seller in and to the following:

         (1) The loans described in Annex I attached hereto (the "LOANS"), including the guarantee of the Loans issued by a guarantee agency pursuant to the Federal Family Education Loan Program (20 U.S.C. [Section Mark] 1071 et seq.);

         (2) All promissory notes and related documentation evidencing the indebtedness represented by such Loans; and

         (3) All proceeds of the foregoing including, without limitation, all payments made by the obligor thereunder or with respect thereto, all guarantee payments made by any guarantee agency with respect thereto, and all interest benefit payments and special allowance payments with respect thereto made under Title IV, Part B, of the Higher Education Act of 1965, as amended, and all rights to receive such payments, but excluding any proceeds of the sale made hereby.

TO HAVE AND TO HOLD the same unto Bank of America, N.A. and its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Agreement, and is without recourse, except as provided in the Agreement.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized to be effective as of the _____ day of ______,
_________.

                                           Wells Fargo Bank Minnesota, National
                                           Association, not individually, but as
                                           Eligible Lender Trustee on behalf of
                                           Nelnet Education Loan Funding, Inc.

                                           By:__________________________________
                                           Title: ______________________________

                                     ANNEX I

                                 ELIGIBLE LOANS

                                  Exhibit E to
                          Letter of Credit No. 3056037
                dated May 23, 2003 issued by Bank of America, N.A.
                     in favor of Wells Fargo Bank Minnesota,
                 National Association, not individually, but as
                   Eligible Lender Trustee for the benefit of
                       Nelnet Education Loan Funding, Inc.

                               OPINION OF COUNSEL

                        [Date to be completed by Counsel]

Bank of America, N.A.
901 Main Street, Suite 6600
Dallas, TX 75202

Re:      Bank of America, N.A.
         Letter of Credit No. 3056037

Gentlemen:

We have acted as counsel to Nelnet Education Loan Funding, Inc., a Nebraska corporation ("SELLER") in connection with the above referenced Letter of Credit and the Loan Purchase Agreement dated as of May 23, 2003 (the "PURCHASE AGREEMENT") between Seller and Nelnet, Inc. and the Standby Student Loan Purchase Agreement dated as of May 23, 2003 (together with the Purchase Agreement, the "LOAN PURCHASE AGREEMENT") between Nelnet, Inc. and Seller.

We have examined and relied on the originals or copies, certified or otherwise, identified to our satisfaction of such instruments and other certificates of public officials, officers, and representatives of the Seller and such other persons, and we have made such investigations of law as we have deemed appropriate as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of the signatures of persons signing all documents and instruments in connection with which this opinion is rendered, the authority of such person signing on behalf of the parties thereto (other than the Seller), and the due authorization, execution and delivery of all documents by the parties thereto (other than the Seller). In connection therewith, and based upon the foregoing, we are of the opinion as follows:

         1. The Loan Purchase Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid, binding and enforceable obligation of the Seller, except (i) the enforceability of the Loan Purchase Agreement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief as set forth in the Loan Purchase Agreement may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

         2. The blanket endorsement and bill of sale required by the Loan Purchase Agreement have been duly authorized, executed and delivered by the Seller.

         3. With respect to all Insured Loans being acquired, the applicable Contract of Insurance has been duly authorized, executed and delivered by the Seller.

         4. With respect to all Guaranteed Loans being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Seller.

         5. Assuming the due execution and delivery thereof, each FFELP Loan constitutes the legal, valid and binding obligation of the borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms.

         6. To our knowledge, the execution, delivery, and assignment of the Loan Purchase Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of this Loan Purchase Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder.

         7. To our knowledge, the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under this Loan Purchase Agreement.

         8. No consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation ("FDIC"), the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions contemplated in the Loan Purchase Agreement.

         9. The Loan Purchase Agreement shall constitute a security agreement under Nebraska law and shall be effective to create, in favor of Nelnet, Inc., a perfected valid security interest in the FFELP Loans subject to no prior liens.

Our opinions set forth above are limited solely to matters governed by: (i) the laws of the State of Nebraska and (ii) federal laws. All capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Purchase Agreement.

The enforceability of certain provisions of the Loan Purchase Agreement (including, without limitation, choice of law, venue, and jurisdiction provisions and waiver of rights to jury trial) may be limited by applicable law, which limitations, however, in our judgment, do not make the remedies provided for therein (taken as a whole) inadequate for the practical realization of the benefits afforded thereby.

This opinion (i) has been furnished to you at your request, and we consider it to be a confidential communication that may not be furnished, reproduced, distributed, or disclosed to anyone without our prior written consent, (ii) is rendered solely for your information and assistance in connection with the above transaction, and may not be relied upon by any other person or for any other purpose without our prior written consent, and (ii) is limited to the matters stated herein, and no opinions may be inferred or implied beyond the matters expressly stated herein.

This opinion shall be deemed delivered by us on each day unless and until we advise the Seller, Bank of America, N.A. and Wells Fargo Bank Minnesota, National Association as trustee by telephonic notice, confirmed in writing, that this opinion is withdrawn. The opinions expressed herein may be withdrawn in the event of a change in laws, regulations, rulings or judicial decisions applicable to the Loan Purchase Agreement or a failure of compliance by the Seller with the covenants, representations or warranties contained in the Loan Purchase Agreement; provided that this Opinion may not be withdrawn for any reason following the delivery hereof to Bank of America, N.A.

                                         Very truly yours,

                                         PERRY, GUTHERY, HAASE & GESSFORD, P.C.,
                                         L.L.O.